As filed with the Securities and Exchange Commission on July 31, 1997 Securities Act Registration No. 33-15927
Investment Company Act File No. 811-7847

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                 FORM N-2

(X)  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
(X)  Pre-Effective Amendment No.  1
( )  Post-Effective Amendment No.

                                    and
(X)  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
(X)  Amendment No.  1
                      MANDATORY COMMON EXCHANGE TRUST
             (Exact name of Registrant as specified in charter)
                       c/o Bear, Stearns & Co. Inc.
                              245 Park Avenue
                         New York, New York 10167
                  (Address of principal executive offices)

                              (212) 272-7332
           (Registrant's Telephone Number, including Area Code)

                              Wesley M. Jones
                              245 Park Avenue
                         New York, New York 10167
                  (Name and address of Agent for Service)
                              with a copy to:
                          Richard T. Prins, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                             919 Third Avenue
                         New York, New York 10022


                   ______________________________________


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . . . . . . . . .( )
( ) This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 33-__________.



                   ______________________________________


      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
                                   Proposed    Proposed
                         Amount    Maximum     Maximum    Amount of
                         Being    Offering    Aggregate   Registra-
 Title of Securities     Regis-   Price Per   Offering     tion
 Being Registered        tered    Share(1)     Price      Fee(2)

 Mandatory Exchange
 Securities,
 no par value          2,205,000   $41.25    $90,956,250   $26,954

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c).
(2) $606 previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Regis-trant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with
Section 8 (a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.


                      MANDATORY COMMON EXCHANGE TRUST
                           CROSS REFERENCE SHEET


        (Pursuant to Rule 404(c) under the Securities Act of 1933)


                        Parts A & B of Prospectus*

Item  1.  Outside Front Cover . . . . . . .  Front Cover Page
Item  2.  Inside Front and Outside
            Back Cover Page . . . . . . .    Front Cover Page; Inside Front
                                             Cover Page; Outside Back Cover
                                             Page
Item  3.  Fee Table and Synopsis  . . . .    Prospectus Summary; Fee Table
Item  4.  Financial Highlights  . . . . .    Not Applicable
Item  5.  Plan of Distribution  . . . . .    Front Cover Page; Prospectus
                                             Summary; Underwriting
Item  6.  Selling Shareholders  . . . . .    Not Applicable
Item  7.  Use of Proceeds . . . . . . . .    Use of Proceeds; Investment
                                             Objective and Policies
Item  8.  General Description of the
            Registrant  . . . . . . . . .    Front Cover Page; Prospectus
                                             Summary; The Trust; Investment
                                             Objective and Policies; Risk
                                             Factors
Item  9.  Management  . . . . . . . . . .    Management and Administration
                                             of the Trust
Item 10.  Capital Stock, Long-Term Debt,
            and Other Securities  . . . .    Description of the Securities
Item 11.  Defaults and Arrears on Senior
            Securities  . . . . . . . . .    Not Applicable
Item 12.  Legal Proceedings . . . . . . .    Not Applicable
Item 13.  Table of Contents of the Statement
            of Additional Information . .    Not Applicable
Item 14.  Cover Page  . . . . . . . . . .    Not Applicable
Item 15.  Table of Contents . . . . . . .    Not Applicable
Item 16.  General Information and History    The Trust
Item 17.  Investment Objective
            and Policies  . . . . . . . .    Investment Objective and Poli-
                                             cies
Item 18.  Management  . . . . . . . . . .    Management and Administration
                                             of the Trust
Item 19.  Control Persons and Principal
            Holders of Securities . . . .    Management and Administration
                                             of the Trust
Item 20.  Investment Advisory
            and Other Services  . . . . .    Management and Administration
                                            of the Trust
Item 21.  Brokerage Allocation and
           Other Practices . . . . . . .    Investment Objective and Poli-
                                            cies
Item 22.  Tax Status  . . . . .  . . . .    Certain Federal Income Tax
                                            Considerations
Item 23.  Financial Statements  . . . . .   Statements of Assets and Lia-
                                            bilities







                            SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS, DATED AUGUST 1, 1997

                                2,000,000 SHARES
                         FIRSTPLUS FINANCIAL GROUP, INC.
                         MANDATORY COMMON EXCHANGE TRUST
          $_______  TRUST ISSUED MANDATORY EXCHANGE SECURITIES (TIMES)
              (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK OF
                        FIRSTPLUS FINANCIAL GROUP, INC.)


                               ___________________


          Each of the $_______ Trust Issued Mandatory Exchange Securities (the "TIMES") of Mandatory Common Exchange Trust (the "Trust") represents the right to receive an annual distribution
     of $_____, and will be exchanged for between [            ]
     shares and 1 share of common stock, no par value (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company") on ________ __, ____ (the "Exchange Date"), subject to a cash
     settlement feature.  The annual distribution of $            per
     TIMES is payable quarterly on each                        ,
                          ,                            and
                , commencing                         , 1997.  The
     TIMES are not subject to early redemption.

          The Trust is a newly organized, finite-term Trust
     established to purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and a forward purchase contract (the "Contract") with an existing shareholder (the "Seller") of the Company relating to the Common Stock.  The Trust's investment objective is to provide each holder of TIMES (the "Holder")  with a
     quarterly distribution of $______ per TIMES and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the Exchange Rate or the cash equivalent. The Exchange Rate is equal to (i) if the Reference Market Price on the Exchange Date is less
     than $[          ] but equal to or greater than $_____, a number
     (or fractional number) of shares of Common Stock per TIMES having a value (determined at the Reference Market Price) equal to
     $[          ], (ii) if the Reference Market Price on the Exchange
     Date is equal to or greater than $[               ], [           ]
     shares of Common Stock per TIMES and (iii) if the Reference
     Market Price on the Exchange Date is less than $[                ],
     1 share of Common Stock per TIMES, subject in each case to adjustment in certain events. The "Reference Market Price" means the average Closing Price (as hereinafter defined) per share of Common Stock for the 20 Trading Days (as hereinafter defined) immediately prior to, but not including, the Exchange Date. In lieu of delivery of the Common Stock, the Seller may elect under the Contract to pay cash on the Exchange Date in an amount equal to the Reference Market Price times the number of shares of the Common Stock determined under the above formula (the "Cash Settlement Alternative"). If the Seller elects the Cash
     Settlement Alternative, holders of TIMES will receive cash instead of shares of Common Stock on the Exchange Date. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof.

          Holders of TIMES will receive quarterly distributions
     whereas the Company does not currently pay dividends on the
     Common Stock. However, the Company could commence paying dividends on its Common Stock at any time and there is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust.
     In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because holders of TIMES will realize no equity appreciation unless the Reference Market Price
     of the Common Stock on the Exchange Date exceeds $[             ],
     and less than all of the appreciation even if at that time the
     Reference Market Price is above $[             ].   Moreover,
     because a Holder will only receive [         ] shares of Common
     Stock per TIMES (or the Reference Market Price thereof) if the Reference Market Price on the Exchange Date exceeds
     $[             ], Holders will only be entitled to receive upon
     exchange [              ]% of any appreciation of the value of
     the Common Stock over that amount. Holders of TIMES will realize the entire decline in equity value if the Reference Market Price on the Exchange Date is less than the price to public per TIMES shown below. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

          The Company is not affiliated with the Trust or the Seller.

          Application has been made to list the TIMES on the American
     Stock Exchange (the "ASE") under the symbol [        ].  Prior to
     this offering there has been no public market for the TIMES. The last reported sale price of the Common Stock on NASDAQ on July 30, 1997 was $43.375 per share.

          SEE "RISK FACTORS" ON PAGE 9 OF THIS PROSPECTUS FOR A
     DISCUSSION OF CERTAIN FACTORS RELEVANT TO AN INVESTMENT IN THE
     TIMES.


                          ________________________

          THESE TIMES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS.  ANY REPRESENTATION TO THE
                      CONTRARY IS A CRIMINAL OFFENSE.


                        PRICE TO      SALES LOAD(1)     PROCEEDS TO THE
                         PUBLIC                          TRUST (2)

      Per TIMES . .  $[          ]   $[            ]  $[                ]

      Total(3)  . .  $[          ]   $[            ]  $[                ]



     (1) The Seller has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the "Securities Act"). See "Underwriting." In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay to the Underwriters as compensation ("Underwriters Compensation") $______ per TIMES. See "Underwriting."


     (2)  Before deducting estimated offering expenses, which are payable by the Trust and estimated to be
          $[         ].


     (3) The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional 205,000 TIMES at the price to the public per TIMES, solely to cover over-allotments. If the option is exercised in full, the total
          Price to Public, Sales Load and Proceeds to the Trust will be $______, $_____ and $_____, respectively. See "Underwriting."


                         _________________________


          The TIMES are offered by Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the "Underwriters") as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that certificates for the TIMES will be ready to deliver through the Facilities of the Depository Trust Company on or about ___________ ____, 1997.

                        Joint Book-Running Managers

     BEAR, STEARNS & CO. INC.                     SALOMON BROTHERS INC


                               ______________

           THE DATE OF THIS PROSPECTUS IS [_________ ___, _____]


          The Trust has adopted a policy that the Contract may not be disposed of during the term of the Trust. The Trust will continue to hold the Contract despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.



          The TIMES may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury securities held by the Trust.


          The Trust will be a grantor trust for federal income tax purposes and each holder of TIMES will be treated as the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract. For a discussion of the principal United States federal income tax consequences ownership of the TIMES, see "Certain Federal Income Tax Considerations."

          This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.


          THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A PREMIUM TO OR DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

          IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE TIMES OR THE COMMON STOCK AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


                             PROSPECTUS SUMMARY

          THIS SUMMARY OF THE PROVISIONS RELATING TO THE TIMES DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. CERTAIN TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROSPECTUS.

     THE TRUST


          GENERAL. The Trust is a newly organized, finite-term trust. The Trust will be registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). Consistent with provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

          INVESTMENT OBJECTIVE AND POLICIES. The Trust will purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and the a forward purchase contract with the Seller obligating the Seller, on the Exchange Date, to deliver to the Trust a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to the Contract (or the Reference Market Price thereof). It is the Trust's investment objective to provide the Holders of TIMES with a quarterly
     distribution of $[           ] per TIMES (which amount equals a
     pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities) and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the Exchange Rate or, if the Seller elects the Cash Settlement Alternative, which election must be made not later than 20 trading days prior to but not including the Exchange Date, an amount in cash equal to the Reference Market Price of that number of shares. The Exchange Rate is equal to (i) if the Reference Market Price is less than $_____ but equal to or greater than $____, a number (or fractional number) of shares of Common Stock per TIMES having a value (determined at the Reference Market Price) equal to $________ , (ii) if the Reference Market Price is equal to or greater than $_____, _____ shares of Common Stock per TIMES and (iii) if the Reference Market Price is less than $_____, 1 share of Common Stock per TIMES, subject in each case to adjustment in certain events.
     This provides the Trust with the potential for a portion of any capital appreciation above $_____ on the Common Stock, but no protection from depreciation of the Common Stock and no participation in appreciation through $_____. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof. See "Investment Objective and Policies -- Trust Termination."

          The purchase price under the Contract is equal to $[         ]
      per share of Common Stock initially subject thereto and $_____ (2,000,000 shares of Common Stock) in the aggregate (exclusive of the over-allotment option) and is payable to the Seller by the Trust at the closing of the offering of the TIMES (the "Closing"). The obligations of the Seller under the Contract will be secured by a pledge of Common Stock and/or shares of nonvoting common stock, no par value (the "Nonvoting Common"), of the Company that is convertible at any time by any person other than the Seller and its affiliates into shares of Common Stock on a one-for-one basis or, at the election of the Seller, by substitute collateral consisting of short-term, direct obligations of the U.S. Government. See "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration."


     THE OFFERING


          The Trust is offering 2,000,000 TIMES to the public at a purchase price of $_____ per TIMES (which is equal to the last reported bid-side price of the Common Stock on the date of the Offering) through the Underwriters. In addition, the Underwriters have been granted options to purchase up to 205,000 additional TIMES solely for the purpose of covering over-allotments. See "Underwriting."

     THE COMPANY

          FIRSTPLUS Financial Group, Inc. is a specialized consumer finance company that originates, purchases, services and sells consumer finance receivables, substantially all of which are debt consolidation or home improvement loans secured primarily by second liens on real property. The Company's principal office is located at 1600 Viceroy, 8th Floor, Dallas, Texas 75235, and its telephone number is (214) 599-6400. See "Investment Objective and Policies -- The Company."

          The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the shares of Common Stock are traded on the Nasdaq National Market under the symbol FPFG. On June 30, 1997, the Closing Price (as hereinafter defined) of the Common Stock was $43.375. Reference is made to the publicly available filings of the Company for information about the Company. Such filings can be inspected and copied at the public reference facilities maintained by the U.S. Securities and Exchange Commission (the "Commission") at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the Commission, Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. Additionally, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, such as the Company, that file electronically with the Commission.

          The Company is not affiliated with the Trust or the Seller, will not receive any of the proceeds from the sale of the TIMES and will have no obligations with respect to the TIMES. This prospectus relates only to the TIMES offered hereby and does not relate to the Company or its Common Stock.


     THE TIMES


          GENERAL.  The TIMES are designed to provide investors with a
     quarterly distribution at the annual rate of $[              ]
     per share of TIMES. The Company does not currently pay dividends on its Common Stock. Any decision to commence paying dividends on the Common Stock by the Company and the amount of any such dividends would be discretionary with its Board of Directors and subject to legal and other factors, including the Company's future earnings, cash flow, financial condition and capital requirements. Quarterly distributions on the TIMES will consist solely of the cash received from the U.S. Treasury securities held by the Trust. The Trust will not be entitled to any dividends that may be declared on the Common Stock.

          There is no assurance that the yield on the TIMES will be
     higher than the dividend yield on the Common Stock over the term of the Trust.  In addition, the opportunity for equity
     appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because
     Holders will realize no equity appreciation if, on the Exchange
     Date, the Reference Market Price of the Common Stock is below
     $[             ] (which represents an appreciation of [           ]%).
     Moreover, because a Holder will only receive [          ]
     shares of Common Stock per TIMES (or the Reference Market Price
     thereof) if the Reference Market Price exceeds $[        ],
     Holders will only be entitled to receive upon exchange [           ]%
     of any appreciation of the value of the Common Stock in
     excess of $[                ].  Holders of TIMES will realize the
     entire decline in equity value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

          DISTRIBUTIONS.  Holders are entitled to receive
     distributions at the rate per TIMES of      $[             ] per
     annum or $[               ] per quarter, payable quarterly on
     each ________ __,  ________, __, ________ __ and _________ __ or,
     if any such date is not a business day, on the next succeeding business day, to Holders of record as of each ________ __, _______ __, ________ __ and _________ __, respectively. The first distribution, in respect of the period from Closing until ________ __, ____, will be payable on ________ __, ____ to
     Holders of record as of ___________ ___, 1997 and will equal
     $[        ] per TIMES.  See "Investment Objective and Policies --
     General."

          MANDATORY EXCHANGE.  On the Exchange Date, each outstanding
     TIMES will be exchanged automatically for between [             ]
     of a share and 1 share of Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock. Further, in lieu of delivering the Common Stock, the Seller may elect under the Contract to pay cash on the Exchange Date in an amount equal to the then Reference Market Price of such number of shares of the Common Stock (the "Cash Settlement Alternative"). If the Seller elects the Cash Settlement Alternative, which election shall be made not later than 20 trading days prior to but not including the Exchange Date, Holders will receive cash instead of Common Stock on the Exchange Date. In addition, in the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption "Investment Objective and Policies -- The Contract -- Dilution Adjustments") rather than shares of Common Stock. Further, the occurrence of certain defaults by the Seller under the Contract or the collateral arrangements would cause the acceleration of the Contract and the early exchange of each TIMES for an amount of shares of Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Common Stock and the U.S. Treasury securities. See "Investment Objective and Policies -- The Contract Collateral Arrangements; Acceleration"; "-- The U.S. Treasury Securities" and "--Trust Termination."


          VOTING RIGHTS. Holders will have the right to vote on matters affecting the Trust, as described below under the caption "Description of the TIMES", but will have no voting rights with respect to the Common Stock prior to receipt of shares of Common Stock by the Holders as a result of the exchange of the TIMES for the Common Stock on the Exchange Date. See "Description of the TIMES."

     CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


          The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contract, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities held by the Trust will be treated for federal income tax purposes as having "original issue discount" that will accrue over the term of the U.S. Treasury securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and therefore will not be considered current income for federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury securities as it accrues. A Holder will have taxable gain or loss upon receipt of cash, in lieu of Common Stock or Marketable Securities, Other Property, or a combination thereof distributed on the Exchange Date. Each Holder's basis in its Common Stock, Marketable Securities or Other Property will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any shares of Common Stock or Marketable Securities or Other Property for which cash is received. See "Certain Federal Income Tax Considerations."


     ALTERNATIVE FEDERAL INCOME TAX CHARACTERIZATIONS


          Holders should also be aware that there are alternative characterizations of the assets of the Trust which could require Holders to include more interest in income than they would include in income under the analysis set out above. See "Certain Federal Income Tax Considerations."


     MANAGEMENT AND ADMINISTRATION OF THE TRUST


          The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the "Administrator"). The Bank of New York (or its successor) will also act as custodian (the "Custodian") for the Trust's assets and as paying agent (the "Paying Agent"), registrar and transfer agent with respect to the TIMES. Except as aforesaid, The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust. See "Management and Administration of the Trust."


     LIFE OF THE TRUST

          The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock or cash, as the case may be, to be exchanged for the TIMES and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objective and Policies -- Trust Termination."

     RISK FACTORS

          The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contract despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company. See "Risk Factors -- Internal Management; No Portfolio Management" and "Management and Administration of the Trust -- Trustee."


          Holders of TIMES will receive quarterly distributions,
     whereas the Company does not currently pay dividends on the
     Common Stock.  However, the Company could commence paying
     dividends on its Common Stock at any time and there is no
     assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust.
     In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because Holders of TIMES will realize no equity appreciation unless the Reference Market Price
     of the Common Stock on the Exchange Date exceeds $[               ]
     (which represents an appreciation of [          ]%).
     Moreover, because a Holder will only receive [         ] shares
     of Common Stock per TIMES (or the Reference Market Price thereof) if the Reference Market Price on the Exchange Date exceeds
     $[             ], Holders will only be entitled to receive upon
     exchange [              ]% of any appreciation of the value of
     the Common Stock over that amount. Holders of TIMES will realize the entire decline in equity value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.


          The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury securities and the Contract, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments. See "Investment Objective and Policies" and "Risk Factors -Non-Diversified Status."

          The trading prices of the TIMES in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

          Holders of the TIMES will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time if any, as the Seller shall have delivered shares of Common Stock pursuant to the Contract at the Exchange Date.

          A bankruptcy of the Seller could adversely affect the timing of exchange or, as a result, the amount received by the Holders in respect of the TIMES. See "Risk Factors -- Risk Relating to Bankruptcy of Seller."


          Holders will experience a taxable event upon receipt of any cash upon dissolution of the Trust. Because of an absence of authority as to the proper character of any gain or loss resulting from such event, the ultimate tax consequences to Holders as a result of the Seller electing to exercise the Cash Settlement Alternative are uncertain.

     LISTING

          Application has been made to list the TIMES on the American
     Stock Exchange under the symbol [            ].


     FEES AND EXPENSES


          In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay Underwriters compensation to the Underwriters of
     $[              ] per TIMES.  See "Underwriting."  Estimated
     organization costs of the Trust in the amount of $[             ]
     and estimated costs of the Trust in connection with the initial registration and public offering of the TIMES in the amount of
     $[            ] will be paid by the Trust from the proceeds of the
     offering of the TIMES. Other estimated costs of the Trust in connection with the public offering of the TIMES in the amount of
     $[                  ] will be paid by the Seller.  Each of the
     Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by the Underwriters out of the Underwriters compensation at the closing of the offering of the TIMES a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust
     (estimated to be $[           ] in the aggregate), over the term
     of the Trust. The Administrator has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts, except that any extraordinary expense shall be payable by the Trust. See "Management and Administration of the Trust -- Estimated Expenses."

          Regulations of the Commission applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust is not expected to bear any fees or expenses, investors are not expected to bear any direct expenses. The expenses that an investor might be considered to be bearing indirectly are (i) the proportion of the Sales Load applicable to their TIMES which is payable by the Seller to the Underwriters; and (ii) the organizational and
     offering expenses of the Trust, an estimated $[          ] of
     which would be allocable to each year of the Trust's existence, and the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated
     at $[           ] per year payable by the Underwriters at the
     closing of the offering.


     INVESTOR TRANSACTION EXPENSES

      Sales Load (as a percentage of offering                  [   ]%
      price)  . . . . . . . . . . . . . . . . . .


      Dividend Reinvestment and Cash Purchase
      Plan Fees . . . . . . . . . . . . . . . . .      Not Applicable


     ANNUAL EXPENSES


      Management Fees . . . . . . . . . . . . . . . .       0%

      Other Expenses (after prepayment)*  . . . . . .       0%

           Total Annual Expenses  . . . . . . . . . .       0%

     *    Absent prepayment by the Underwriters out of their
          underwriting compensation, the Trust's "total annual
          expenses" would be equal to approximately [        ]% of the
          Trust's average net assets.


          Commission regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVE AND POLICIES -- GENERAL." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                   EXAMPLE                    1 YEAR          3 YEAR
      --------------------------------     -------------   -------------
      You would bear the following         $   [      ]     $  [      ]
      expenses (i.e., the applicable
      sales load and allocable portion
      of ongoing expenses paid by the
      Underwriters) on a $1,000
      investment, assuming a 5% annual
      return



                              THE TRUST


          The Trust is a newly organized Delaware trust and is registered as a closed-end investment company under the Investment Company Act. The Trust was formed on October 4, 1996 and operates pursuant to a trust agreement dated ______, 1997. The Trust is located at 850 Library Avenue, Newark, Delaware
     19715, and its telephone number is (302) 738-6680.


                              USE OF PROCEEDS

          The net proceeds of this offering will be used on or shortly after the date on which this offering is completed to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the TIMES and the payment dates thereof, and to pay the purchase price under the Contract to the Seller.

                     INVESTMENT OBJECTIVE AND POLICIES

     GENERAL


          The Trust will purchase and hold a portfolio of stripped
     U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and the Contract relating to the Common Stock of the Company.  The Trust's investment objective is to provide
     each Holder with a quarterly cash distribution of $[              ]
     per TIMES (which amount equals the portion of the fixed
     quarterly distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the
     Exchange Rate or, if the Seller elects the Cash Settlement Alternative, an amount in cash equal to the Reference Market
     Price thereof.  The Exchange Rate is equal to (i) if the
     Reference Market Price is less than $[          ] (the "Threshold
     Appreciation Price") but equal to or greater than $[             ]
     (the "Floor Price"), a number (or fractional number) of shares
     of Common Stock ] per TIMES equal to $[                ] (the
     "Initial Value") divided by the Reference Market Price (i.e., the value of such shares of Common Stock (determined at the Reference
     Market Price) shall equal $[             ]), (ii) if the
     Reference Market Price is equal to or greater than $[             ],
     [            ] shares of Common Stock per TIMES and (iii) if
     the Reference Market Price is less than $[            ], [        ]
     shares of Common Stock per TIMES, subject in each case to adjustment in certain events. See "-- The Contract -- Dilution Adjustments." For purposes of the preceding clause (i) the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof. See "-- Trust Termination."
     The Reference Market Price per share of Common Stock means the average Closing Price (as defined below of a share of Common
     Stock on the 20 Trading Days (as defined below) immediately prior to, but not including, the Exchange Date. The Closing Price of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock as reported on NASDAQ on such date of determination or, if the Common Stock is not listed for trading on the Nasdaq National Market on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United
     States national or regional securities exchange, as reported by the Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid-price for the Common Stock in the over-the-counter market as reported by the National Quotation
     Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Common Stock deliverable under the Contract as described under "-- The
     Contract -- Dilution Adjustments" occurs prior to the Exchange
     Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

          A fundamental policy of the Trust is to invest at least 70% of its total assets in the Contract. The Contract will comprise approximately __% of the Trust's initial assets. As a consequence the Trust's investments will be concentrated in whatever industry the Company does business in. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing policies are fundamental policies of the Trust that may not be changed without the approval of 100% in interest of the Holders.


          The value of the Common Stock (or cash or Marketable
     Securities received in lieu thereof) that will be received by Holders in respect of the TIMES on the Exchange Date may be more or less than the amount paid for the TIMES offered hereby.


          For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each TIMES at various Reference Market Prices. The chart assumes that there would be no adjustments to the number of shares of Common Stock deliverable under the Contract by reason of the occurrence of any of the events described under "-- The Contract --Dilution Adjustments." There can be no assurance that the Reference Market Price will be within the range set forth
     below.  Given the initial price of $[             ] per TIMES and
     the Reference Market Price is above $[               ] or below
     $[               ], a Holder would receive in connection with the
     exchange of TIMES on the Exchange Date the following number of shares of Common Stock:


          REFERENCE MARKET PRICE              NUMBER OF SHARES
              OF COMMON STOCK                 OF COMMON STOCK
          ----------------------              ----------------
                [         ]                      [        ]
                [         ]                      [        ]
                [         ]                      [        ]
                [         ]                      [        ]
                [         ]                      [        ]
                [         ]                      [        ]

          The following table sets forth information regarding the distributions to be received on the U.S. Treasuries, the portion of each year's distributions that will constitute a return of capital for federal income tax purposes and the amount of original issue discount accruing, assuming yield-to-maturity accrual election, on the U.S. Treasuries with respect to a Holder who acquires its TIMES at the issue price from an Underwriter pursuant to the original offering. See "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities."

                                                                    ANNUAL
                                       ANNUAL                     INCLUSION
                       ANNUAL          GROSS                     OF ORIGINAL
                       GROSS        DISTRIBUTIONS    ANNUAL         ISSUE
                   DISTRIBUTIONS      FROM U.S.     RETURN OF      DISCOUNT
                     FROM U.S.       TREASURIES    CAPITAL PER     IN INCOME
                    TREASURIES       PER TIMES        TIMES        PER TIMES
                   -------------    -------------  -----------   ------------
      [    ]  . .  $ [        ]     $ [        ]   $ [       ]   $ [       ]
      [    ]  . .    [        ]       [        ]     [       ]     [       ]
      [    ]  . .    [        ]       [        ]     [       ]     [       ]
      [    ]  . .    [        ]       [        ]     [       ]     [       ]



          The annual distribution of $[              ] per TIMES is
     payable quarterly on each ______ __, _______ __, ________ __ and
     _______ __, commencing ________ __, 1997. Quarterly distributions on the TIMES will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock. See "Management and Administration of the Trust -- Distributions."

     ENHANCED YIELD; LESS POTENTIAL APPRECIATION THAN COMMON STOCK; NO DEPRECIATION PROTECTION

          Holders will receive quarterly distributions, whereas the Company does not currently pay dividends on the Common Stock. However, the Company could commence paying dividends on its Common Stock at any time and there is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Reference Market Price of the Common Stock is below
     $[         ] (which represents an appreciation of [         ]%).
     Moreover, because Holders will receive only [              ]
     shares of Common Stock if the Reference Market Price exceeds
     $[        ], Holders will be entitled to receive upon exchange only
     [        ]% (the percentage equal to $[               ] divided by
     $[           ]) of any appreciation of the value of the Common
     Stock in excess of $[          ] over that amount.  Holders of
     TIMES will realize the entire decline in value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

     THE COMPANY

          The Company is not affiliated with the Trust or the Seller, will not receive any of the proceeds from the sale of the TIMES and will have no obligations with respect to the TIMES. This Prospectus relates only to the TIMES offered hereby and does not relate to the Company or the Common Stock. All disclosures contained in this Prospectus regarding the Company and the Common Stock are derived from the publicly available documents filed by the Company with the Commission. The Company has not participated in the preparation of such documents and there can be no assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents filed by the Company) have been publicly disclosed by the Company.

          According to publicly available documents, the Company is a specialized consumer finance company that originates, purchases, services and sells consumer finance receivables, substantially all of which are debt consolidation or home improvement loans secured primarily by second liens on real property. The Company offers uninsured home improvement and uninsured debt consolidation loans ("Conventional Loans") and to a lesser extent partially insured Title I home improvement loans ("Title I Loans"). Title I Loans are insured, subject to certain exceptions, for 90% of the principal balance and certain interest costs under the Title I credit insurance program administered by the Department of Housing and Urban Development of the Federal Housing Administration. The Company sells substantially all of its Conventional Loans and Title I Loans that meet its securitization parameters primarily through its securitization program and retains rights to service these loans. The Company's principal origination channel is its network of regional independent correspondent lenders such as commercial banks, thrifts or finance companies that do not have the infrastructure to hold and service portfolios of Conventional and Title I Loans. The Company's correspondent lenders originate Conventional and Title I Loans using the Company's underwriting criteria and sell these loans to the Company.

          The Company is subject to the periodic reporting requirements of the Exchange Act. Reference is made to the publicly available filings of the Company for information about the Company. Such filings can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the Commission, Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. Additionally, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, such as the Company, that file electronically with the Commission.

          This prospectus relates only to the TIMES offered hereby and does not relate to the Company or its Common Stock.

          The shares of Common Stock of the Company are traded on the Nasdaq National Market under the symbol "FPFG." The table below sets forth the high and low bid prices for shares of Common Stock from the inception of trading in the Company's Common Stock on February 2, 1996 for each quarter. On July 30, 1997 the high and low bids for the Common Stock were $43-3/4 and $41-1/4, respectively, and the closing price was $43-3/8.


                                       High Bid            Low Bid

     1996
        First Quarter (commencing     11 7/8                 8 3/4
          February 2, 1996)
        Second Quarter                 16.25                 10.00
        Third Quarter                 22 7/8               12 7/16
        Fourth Quarter                30-3/4                19-3/4

     1997
        First Quarter                 36 3/4                20 1/2
        Second Quarter                 35.00                20 1/2
        July 1-July 30                        44 3/4        32 3/4


     THE CONTRACT


        GENERAL. The Trust will enter into the Contract with the Seller obligating the Seller to deliver to the Trust on the Exchange Date a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares of Common Stock subject to the Contract, adjusted as described below. The aggregate initial number of shares of Common Stock under the Contract will equal the aggregate number of TIMES offered hereby (subject to increase in the event the Underwriters exercise their overallotment option). The Contract also provides that the Seller may deliver to the Trust on the Exchange Date, at the Seller's option, an amount of cash equal to the value of the Common Stock deliverable pursuant to the Contract (the "Cash Settlement Alternative"). If the Seller elects to deliver cash in lieu of shares of Common Stock, it would be required to deliver cash in respect of all shares deliverable pursuant to the Contract.


        The purchase price of the Contract was arrived at by arm's-length negotiation between the Trust and the Seller taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contract, current market volatility generally, the collateral security pledged by the Seller, the value of other similar instruments and the costs and anticipated proceeds of the offering of the TIMES. All matters relating to the administration of the Contract will be the responsibility of either the Administrator or the Custodian.

        DILUTION ADJUSTMENTS. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of such stock, (ii) subdivide or split its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be multiplied by a dilution adjustment equal to the number of shares of Common Stock (or, in the case of a reclassification referred to in clause
     (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

        In addition, if the Company shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Reference Market Price of the Common Stock (as defined-below) (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants plus the number of an additional shares offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the time such adjustment is calculated plus the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Reference Market Price. To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Common Stock actually delivered. The "Then-Reference Market Price" of the Common Stock means the average Closing Price per share of Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is calculated (or, in the case of an adjustment calculated at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is calculated and the related "ex-date" on which the shares of Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Reference Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Common Stock prior to such five Trading Days shall be the Then-Reference Market Price.


        Further, if the Company shall pay a dividend or make a distribution to all holders of Common Stock, in either case, of evidences of its indebtedness or other non-cash assets (excluding any Permitted Dividends (as hereinafter defined) or distributions in shares of Common Stock) or issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the previous paragraph), then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the Then-Reference Market Price per share of Common Stock, and the denominator shall be such price less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is calculated of the portion of such evidences of indebtedness, non-cash assets or rights or warrants payable in respect of one share of Common Stock; provided, however, upon conversion the Seller may deliver cash or Marketable Securities in an amount equal to such dividend or distribution. .

        For purposes of these adjustments, (a) the term "Permitted Dividend" means any cash dividend in respect of the Common Stock, other than a cash dividend that, together with any other cash dividends during the preceding 12 months, exceeds 10% of the average of the Closing Prices during such 12-month period and (b) the term "Excess Purchase Payment" means the excess, if any, of
     (i) the cash and the value (as determined by a national recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Common Stock acquired in any share repurchase, including a tender offer or exchange offer by the Company, over (ii) the Then-Reference Market Price per share of Common Stock, subject to exceptions for qualifying open-market purchase programs and de minimis repurchases.

        If any adjustment in the Exchange Rate is required to be
     calculated as described above, corresponding adjustments to the
     initial $[                 ], $[                ] and $[           ]
     figures, as previously adjusted, shall be calculated.

        Dilution adjustments shall be effected: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; and (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction. There will be no adjustment under the Contract in respect of any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase shall subsequently be cancelled by the Company, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such dividend, distribution, issuance or repurchase not been made. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        In the event of (i) any dividend or distribution by the Company to all holders of Common Stock of evidences of its indebtedness or other assets (excluding (1) dividends or distributions referred to in clause (i) of the first paragraph under this caption "
     Dilution Adjustments," (2) any common shares issued pursuant to a reclassification referred to in clause (iv) of such paragraph and
     (3) Permitted Dividends made by the Company) or any issuance by the Company to all holders of Common Stock of rights or warrants (other than rights or warrants referred to in the second paragraph under this caption " Dilution Adjustments", (ii) any consolidation or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another entity),
     (iii) any sale, transfer, lease or conveyance to another entity of the property of the Company as an entirety or substantially as entirety, (iv) any statutory exchange of securities of the Company with another entity (other than in connection with a merger or acquisition) or (v) any liquidation, dissolution or winding up of the Company (any such event, an "Adjustment Event"), each holder of a TIMES will receive on the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (i) above) in addition to, Common Stock as described above, cash in an amount equal to (A) if the Reference Market Price is greater than or equal to the Threshold Appreciation Price, 0.xx multiplied by the Transaction Value (as defined below), (B) if the Reference Market Price is less than the Threshold Appreciation Price but is greater than the Initial Price, the product of (x) the Initial Price dividend by the Maturity Price multiplied by (y) the Transaction Value and (C) if the Maturity Price is less than or equal to the Initial Price, the Transaction Value. Following an Adjustment Event, the Reference Market Price, as such term is used in this paragraph and throughout the definition of Exchange Rate, shall be deemed to equal (A) the Reference Market Price of the Common Stock, as adjusted pursuant to the method set forth in the preceding paragraph, plus (B) the Transaction Value.

        Notwithstanding the foregoing, with respect to any securities received in an Adjustment Event that (A) are (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization or (iv) for which bid and ask prices are available from at least three nationally recognized investment banking firms and (B) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the stated maturity of the TIMES ("Marketable Securities"), the Seller may, at its option, in lieu of delivering the amount of cash deliverable in respect of Marketable Securities received in an Adjustment Event, as determined in accordance with the previous paragraph, deliver a number of such Marketable Securities with a value equal to such cash amount, as determined in accordance with clause (ii) of the definition of Transaction Value, as applicable; provided, however, that (i) if such option is exercised, the Seller shall deliver Marketable Securities in respect of all, but not less than all, cash amounts that would otherwise be deliverable in respect of Marketable Securities received in an Adjustment Event, (ii) the Seller may not exercise such option if the Seller has elected to deliver cash in lieu of the Common Stock, if any, deliverable upon the Settlement Date or if such Marketable Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto, and (iii) subject to clause (ii) of this proviso, the Seller must exercise such option if the Seller does not elect to deliver cash in lieu of Common Stock, if any, deliverable upon the Settlement Date. If the Seller elects to deliver Marketable Securities, each holder of a TIMES will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Marketable Security ceases to qualify as a Marketable Security, then (x) the Seller may no longer elect to deliver such Reported Security in lieu of an equivalent amount of cash and (y) notwithstanding clause (ii) of the definition of Transaction Value, the Transaction Value of such Marketable Security shall mean the fair market value of such Marketable Security on the date such security ceases to qualify as a Marketable Security, as determined by a nationally recognized investment banking firm retained for this purpose by the Seller.

        "Transaction Value" means (i) for any cash received in any such Adjustment Event, the amount of cash received per share of Common Stock, (ii) for any property other than cash or Marketable Securities received in any such Adjustment Event, an amount equal to the market value on the date the Adjustment Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and
     (iii) for any Marketable Securities received in any such Adjustment Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause (iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described-above shall occur with respect to the issuer of the Marketable Securities between the time of the Adjustment Event and the Exchange Date.

        "Marketable Securities" means any common equity securities listed on a U.S. national securities exchange or reported by the Nasdaq National Market.


        No dilution adjustments will be made for events, other than those described above, such as offerings of Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.


        COLLATERAL ARRANGEMENTS; ACCELERATION. The Seller's obligations under the Contract will be secured by a security interest in the maximum number of shares of Common Stock subject to the Contract and/or an equivalent number of shares of Nonvoting Common (subject to adjustment in accordance with the dilution adjustment provisions of the Contract, described above) or short-term, direct obligations of the U.S. Government pursuant to a Collateral Agreement between such Seller and The Bank of New York, as collateral agent (the "Collateral Agent"). Unless the Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for any pledged shares of Common Stock or Nonvoting Common, collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth business day thereafter, as described below, 200%) of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock or Nonvoting Common for which such obligations are being substituted. The Collateral Agreement will provide that, in the event of an Adjustment Event, the Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Common Stock subject to the Contract at the time of the Adjustment Event, plus U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 105% of the Seller's Cash Delivery Obligations. The Seller's "Cash Delivery Obligations" shall be the Transaction Value of any consideration other than Marketable Securities received by the Seller in respect of the maximum number of shares subject to the Contract at the time of the Adjustment Event. The number of shares of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contract shall occur. The Seller will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Adjustment Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth business day thereafter, as described below, 200%) of the product of the market price per share of Marketable Securities at the time of each valuation times the number of shares of Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to the Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the Seller is in default of its obligations under the Collateral Agreement, or unless the payment of such amount to the Seller would cause the collateral to become insufficient under the Collateral Agreement. The Seller shall have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as such shares are owned by him and pledged under the Collateral Agreement, including after an event of default under the Contract or the Collateral Agreement.

        If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged as substitute collateral shall fail to meet the foregoing requirements at any valuation, or that the Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or shares of Marketable Securities subject to the Contract, and such failure shall not be cured by the close of business on the tenth business day after such determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under the Collateral Agreement shall have occurred and be continuing. A "Collateral Event of Default under the Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to the Contract at such time (or, if an Adjustment Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 150% of the market price per share of Common Stock (or the then-current market price per share of Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Securities) subject to the Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Securities) pledged as collateral at such time; and (C) at any time after an Adjustment Event in which consideration other than Marketable Securities shall have been delivered, failure of the U.S. Government obligations pledged in respect of the Cash Delivery Obligations to have a market value at such time of at least 105% of the Cash Delivery Obligations, if such failure shall not be cured within ten business days after notice thereof is delivered to the Seller.

        The occurrence of a Collateral Event of Default under the Collateral Agreement, or the bankruptcy or insolvency of the Seller, will cause an automatic acceleration of the Seller's obligations under the Contract. In any such event, the Seller will become obligated to deliver shares of Common Stock or Nonvoting Common (or, after an Adjustment Event, Marketable Securities or cash or a combination thereof) having an aggregate value equal to the "Aggregate Acceleration Value" under the Contract. The Aggregate Acceleration Value will be based on an "Acceleration Value," determined by the Administrator on the basis of quotations from up to four nationally recognized independent investment banking firms (each, an "Independent Dealer"). Each quotation will be for the amount that would be paid to the relevant Independent Dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the Trust's rights to receive Common Stock (or, after an Adjustment Event, the alternative consideration provided under the Contract) under a portion of the Contract that corresponds to an initial number of shares of Common Stock equal to 1,000. The Administrator will request quotations from four Independent Dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be equal to such quotation. The Aggregate Acceleration Value will be computed by multiplying the Acceleration Value by the quotient obtained by dividing the initial number of shares of Common Stock subject to the Contract by 1,000; except that, if no quotations are provided, the Aggregate Acceleration Value will be (A) the closing price per share of Common Stock on the acceleration date times the number of shares of Common Stock that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date or (B) after an Adjustment Event, the value of the alternative consideration that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date. Upon the occurrence of a Collateral Event of Default or the bankruptcy or insolvency of the Seller, the Common Stock (or, after an Adjustment Event, Marketable Securities or cash or a combination thereof) deliverable for each TIMES will be based solely on the Aggregate Acceleration Value described above for the Contract. From time to time, as determined in good faith by the Trustees of the Fund, the Fund also may engage third parties to provide additional valuations.

        Upon any acceleration, the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the Aggregate Acceleration Value in the form of shares of Common Stock or Nonvoting Common then pledged, or cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof (or, after an Adjustment Event, in the form of Marketable Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Common Stock (or, after an Adjustment Event, cash or Marketable Securities) sufficient to meet the obligations under the Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders the market value of the Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the Seller plus cash generated from the liquidation of U.S. Government obligations then pledged by the Seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).


     DESCRIPTION OF SELLER



     Banc One Capital Holdings Corporation (the "Seller") is a first-tier, wholly owned subsidiary of BANC ONE CORPORATION, a bank holding company which provides a full range of consumer and commercial banking and related financial services. The Seller through its various subsidiaries is principally engaged in investment banking, merchant banking, securities brokerage activities, asset management and servicing, commercial mortgage loan origination and servicing, and insurance/annuity brokerage. The Seller owns 1,605,000 shares of Common Stock and 603,415 shares of Nonvoting Common. The Nonvoting Common is convertible at any time by any person other than the Seller and its affiliates into shares of Common Stock on a one-for-one basis.


     THE U.S. TREASURY SECURITIES


        The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the TIMES and the payment dates thereof. The Trust may invest up to 30% of its total assets in these U.S. Treasury Securities. In the event that the Contract is accelerated or disposed of as described under the caption "Management Administration of the Trust -- Trustees", then any such U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration or any consideration received by the Trust upon disposition of the Contract. See "-- Collateral Arrangements; Acceleration" and "-- Trust Termination."


     TEMPORARY INVESTMENTS

        For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date. Not more than 5% of the Trust's total assets will be invested in such short-term obligations or held in cash at any one time.

     INVESTMENT RESTRICTIONS

        As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contract and the Common Stock or other assets received pursuant to the Contract and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the TIMES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts including futures contracts; or make loans. The Trust also has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

     TRUST TERMINATION

        The Trust will terminate automatically on or shortly after the Exchange Date. Alternatively, in the event that the Contract is accelerated, then any U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration, and the Trust shall be terminated. See "Collateral Arrangements; Acceleration" and "-- The U.S. Treasury Securities."

                                RISK FACTORS

     INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT


        The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contract despite significant declines in the market price of the Common Stock or adverse changes in the financial condition of the Company (or, after an Adjustment Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.


     LIMITED APPRECIATION POTENTIAL; COMMON STOCK DEPRECIATION RISK


        The Trust anticipates that on the Exchange Date it will receive the Common Stock deliverable pursuant to the Contract, which it will then distribute to Holders. There is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, because the Contract calls for the Seller to deliver less than the full number of shares of Common Stock subject to the Contract where the
     Reference Market Price exceeds $[                   ] (and
     therefore less than one full share of Common Stock for each outstanding TIMES), the TIMES have more limited appreciation potential than the Common Stock. Therefore, the TIMES may trade below the value of the Common Stock if the Common Stock appreciates in value. The value of the Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) may be less than the amount paid by them for their TIMES. Holders of TIMES will realize the entire decline in value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof.


     DILUTION ADJUSTMENTS; SHAREHOLDER RIGHTS


        The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contract -- Dilution Adjustments." The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the amount to be received pursuant to the Contract to the price of the Common Stock, such other events may adversely affect the trading price of the TIMES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Common Stock by Holders as a result of the exchange of the TIMES for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).


          TRADING VALUE; LISTING

             The Trust is a newly organized closed-end investment company with no previous operating history and the TIMES are innovative securities. It is not possible to predict how the TIMES will trade in the secondary market. The trading price of the TIMES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the TIMES and the formula for determining the number of shares of Common Stock to be delivered on the Exchange Date, the TIMES will tend to trade at a premium to the market value of the Common Stock to the extent the Common Stock price falls and at a discount to the market value of the Common Stock to the extent the Common Stock price rises.

             Shares of closed-end investment companies frequently trade at a premium to or discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.


             The Underwriters currently intend, but are not obligated, to make a market in the TIMES. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the TIMES. Application has been made to list the TIMES on the ASE, but there can be no assurance that, if listed, the TIMES will not later be delisted or that trading in the TIMES on the ASE will not be suspended. In the event of a delisting or suspension of trading on such exchange the Trust will apply for listing of the securities on another national securities exchange or for quotation on another trading market. If the TIMES are not listed or traded on any securities exchange or trading market, or if trading of the TIMES is suspended, pricing information for the TIMES may be more difficult to obtain, and the price and liquidity of the TIMES may be adversely affected.


          NON-DIVERSIFIED STATUS

             The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only securities or instruments held or received by the Trust will be U.S. Treasury securities and the Contract or other assets consistent with the terms of the Contract, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments.

          RISK RELATING TO BANKRUPTCY OF SELLER

             The Trust believes that the Contract constitutes a "securities contract" for purposes of the Bankruptcy Code, performance of which would not be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of the Seller. It is, however, possible that the Contract will be determined not to qualify as a "securities contract" for this purpose, in which case the Seller's bankruptcy may cause a delay in settlement of the Contract, or otherwise subject the Contract to the bankruptcy proceedings, which could adversely affect the timing of exchange or, as a result, the amount received by the Holders in respect of the TIMES.

                               DESCRIPTION OF THE TIMES


             Each TIMES represents an equal proportional interest in the Trust, and a total of 2,000,000 TIMES will be issued (or 2,205,000 if the Underwriters' overallotment option is exercised in full). Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The TIMES have no preemptive, redemption or conversion rights. TIMES are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the TIMES offered hereby and those sold to the initial Holders referred to below.

             Holders are entitled to a full vote for each TIMES held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Bear, Stearns & Co. Inc. and Salomon Brothers Inc, as the initial Holders of TIMES of the Trust. The Trust intends to hold annual meetings as required by the rules of the ASE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding TIMES, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the TIMES or to vote on other matters upon the written request of the Holders of record of 51% of the TIMES (unless substantially the same matter was voted on during the preceding 12 months). The Trust will also assist in communications with other Holders as required by the Investment Company Act.


          BOOK-ENTRY-ONLY ISSUANCE


             The Depositary Trust Company ("DTC") will act as securities depository for the TIMES. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The TIMES offered hereby will initially be issued only as fully-registered securities registered in the name of DTC's nominee. One or more fully-registered global TIMES certificates will be issued, representing in the aggregate the total number of TIMES, and will be deposited with DTC.

             DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").


             Purchases of TIMES within the DTC system must be made by or through Direct Participants, which will receive a credit for the TIMES on DTC's records. The ownership interest of each actual purchaser of a TIMES ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased TIMES. Transfers of ownership interests in TIMES are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners.

             Beneficial Owners will receive certificates representing their ownership interests in TIMES, upon a resignation of DTC, or upon request delivered to the Trust Administrator.

             DTC has no knowledge of the actual Beneficial Owners of the TIMES; DTC's records reflect only the identity of the Direct Participants to whose accounts such TIMES are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

             Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants an Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

             In connection with payments on the TIMES, DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Trust, subject to any statutory or regulatory Requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

             DTC may discontinue providing its services as securities depository with respect to the TIMES at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the TIMES will be printed and delivered.


                      MANAGEMENT AND ADMINISTRATION OF THE TRUST

          TRUSTEES


             The Trust will be internally managed by three Trustees. Consistent with provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

             The names of the persons who have been elected by Bear, Stearns & Co. Inc. and Salomon Brothers Inc, the initial Holders of the Trust, and who will serve as the Trustees are set forth below.
          The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                       PRINCIPAL OCCUPATION
           NAME, AGE AND                                 DURING PAST FIVE
           ADDRESS                       TITLE                 YEARS

           Donald J. Puglisi,    Managing Trustee      Professor of Finance
           50
                Department of                          University of
           Finance                                     Delaware
                University of
           Delaware
                Newark, DE
           19716

           William R. Latham     Trustee               Professor of
           III, 51                                     Economics
                Department of                          University of
           Economics                                   Delaware
                University of
           Delaware
                Newark, DE
           19716
                                 Trustee               Professor of
           James B. O'Neill, 57                        Economics
                Center for                             University of
           Economic                                    Delaware
            Education &
           Entrepreneur-
             ship
                University of
           Delaware
                Newark, DE
           19716

             Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Underwriters, on behalf of the Trust, in respect of his annual fee and anticipated out-of-pocket expenses,
          a one-time, up-front fee of $[          ].  The Trustees will not
          receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.


          ADMINISTRATOR


             The day-to-day affairs of the Trust will be managed by The Bank of New York as Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public for the Trust); (iii) instruct the Paying Agent to pay distributions on TIMES as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and
          (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contract or the settlement of the Contract at the Exchange Date and upon termination of the Trust).


             The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.


             Except for its roles as Administrator, Custodian, Paying Agent, registrar and transfer agent for the Trust, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

             The address of the Administrator is 101 Barclay Street, New York, New York 10286.


          CUSTODIAN


             The Trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Collateral Agreement and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contract.


          PAYING AGENT


             The transfer agent, registrar and paying agent (the "Paying Agent") for the TIMES is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.


          INDEMNIFICATION


             The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) that it may incur in acting as Trustee, Paying Agent, Administrator or Custodian as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Seller has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent.


          DISTRIBUTIONS


             The Trust intends to distribute to Holders on a quarterly basis
          an amount equal to $[          ] per TIMES  (which amount equals
          the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust). The first distribution, in respect of the period from
          the Closing until [                  ], will be payable on [
                         ] to Holders of Record as of [
             ] and will equal $[                  ] per TIMES .  Thereafter,
          distributions will be made on [                                ]
          of each year to Holders of record as of each [
                        ], respectively. A portion of each such distribution will be treated as a tax-free return of the Holder's investment. See "Investment Objective and Policies -- General", and "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities."


             Upon termination of the Trust, as described under the caption "Investment Objective and Policies -- Trust Termination," each Holder will receive any remaining net assets of the Trust.

             The Trust does not permit the reinvestment of distributions.

          ESTIMATED EXPENSES


             At the closing of this offering the Underwriters will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, TIMES certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and regulatory filings. The Administrator has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts, except that any extraordinary expense shall be payable by the Trust. Organization costs of the Trust in the amount of
          $[                       ] and estimated costs of the Trust in
          connection with the initial registration and public offering of
          the TIMES in the amount of $[                  ] will be paid by
          the Fund from the proceeds of the offering of the TIMES. Other estimated costs of the Trust in connection with the public
          offering of the TIMES in the amount of $[                ] also
          will be paid by the Seller.

             The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by the Administrator, except that any extraordinary expense shall be payable by the Trust.


                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


             The following summary of certain of the principal United States federal income tax consequences of ownership of TIMES is based upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Trust. It deals only with TIMES held as capital assets by a Holder who acquires its TIMES at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold TIMES that are part of a straddle, hedging, or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect.


             Prospective purchasers of TIMES should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any other taxing jurisdiction, of ownership of TIMES.

             A United States Holder is a beneficial owner who or that is (i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of TIMES.


             Holders should also be aware that there are alternative characterizations of the assets of the Trust which could result in different federal income tax consequences. See "Alternative Characterizations" below. While Skadden, Arps, Slate, Meagher & Flom LLP does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.


             TAX STATUS OF THE TRUST. The Trust will be treated as a grantor trust for federal income tax purchases, and each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract in the Trust under the grantor trust rules of the Code. Income received by the Trust will be treated as income of the Holders in the manner set forth below.


             RECOGNITION OF INTEREST ON THE U.S. TREASURY SECURITIES. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security in the Trust as a bond that was originally issued on the date the Holder purchased its TIMES at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such U.S. Treasury security over the Holder's tax basis therefor (determined as described below). The amount of such excess, however, will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the Trust and, consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Investment Objective and Policies -- General."

             A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it accrues. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a U.S. Treasury security will be increased by the amounts of any original issue discount included in income by the Holder with respect to such U.S. Treasury security.

             TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACT. A Holder's tax basis in the Contract and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated
          that [          ] and [             ] of the proceeds of the
          offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contract, respectively.

             TREATMENT OF THE CONTRACT. Each Holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date, as having received a pro rata portion of the Common Stock, cash, Marketable Securities, Other Property, or a combination thereof delivered to the Trust.

             DISTRIBUTION OF THE COMMON STOCK. The delivery of Common Stock pursuant to the Contract will not be taxable to the Holders. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any fractional share of Common Stock for which cash is received. A Holder will recognize capital gain or loss upon receipt of cash in lieu of a fractional share of Common Stock distributed upon termination of the Trust equal to the difference between the amount of cash received and the basis of such fractional share. The holding period for the Common Stock will begin on the date it is acquired.

             DISTRIBUTION OF CASH, MARKETABLE SECURITIES OR OTHER PROPERTY.
          If the Seller elects the Cash Settlement Alternative or, as a result of an Adjustment Event, cash, Marketable Securities, Other Property, or a combination of Common Stock, Marketable Securities or Other Property is delivered pursuant to the Contract, a Holder will recognize capital gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its pro rata portion of the Contract allocable to any shares for which such cash was received. Any gain or loss will be capital gain or loss and, if the Holder has held the TIMES for more than one year, such gain or loss will be long-term capital gain or loss. A Holder's basis in any Marketable Securities or Other Property received will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any shares of Common Stock for which cash was received. See "Investment Objective and Policies -
          - The Contract."


             SALE OF TIMES. Upon a sale of all or some of a Holder's TIMES, a Holder will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contract underlying the TIMES. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contract. Any gain or loss will be long-term capital gain or loss if the Holder has held the TIMES for more than one year.


             ALTERNATIVE CHARACTERIZATIONS. Skadden, Arps, Slate, Meagher & Flom LLP believes the Contract should be treated for federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of Common Stock. The Internal Revenue Service could conceivably take the view that the Contract should be treated as a loan to the Seller in exchange for a contingent debt obligation of the Seller. If the Internal Revenue Service were to prevail in making such an assertion, a Holder would be required to include original issue discount in income over the life of the TIMES at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a Holder might be required to treat any gain realized on the sale, exchange, or redemption of the TIMES as ordinary income to the extent that such gain is allocable to the Contract. Any loss realized on such sale, exchange or redemption that is allocable to the Contract would be treated as an ordinary loss to the extent of the Holder's original issue discount inclusions with respect to the Contract, and as capital
          loss to the extent in excess of such inclusions.   The Internal
          Revenue Service could also conceivably take the view that a Holder should simply include in income as interest the amount of cash actually received each year in respect of the TIMES.


             BACKUP WITHHOLDING AND INFORMATION REPORTING. The payments of principal and interest (including original issue discount) on, and the proceeds received from the sale of, TIMES may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holders U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

             After the end of each calendar year, the Trust will furnish to each record Holder of TIMES an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record Holder of the TIMES and to the Internal Revenue Service.


                            UNDERWRITING


             Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the "Underwriters"), and the Underwriters have agreed to purchase from the Trust 2,000,000 TIMES.


             Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the TIMES offered hereby (other than the TIMES subject to the Underwriters' over-allotment option), if any, are taken.

             The Underwriters propose to offer the TIMES in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at
          such price less a concession of $[           ] per TIMES.  The
          Underwriters may allow, and such dealers may re-allow, a
          concession not in excess of $[           ] per TIMES to certain
          brokers and dealers. After the TIMES are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters.


             In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller
          will pay to the Underwriters as compensation $[           ] per
          TIMES.

             The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of 205,000 TIMES solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each TIMES so purchased. In addition, in connection with any such exercise, the Underwriters have severally agreed, subject to certain conditions, to purchase approximately the same percentage thereof that the number of the TIMES to be purchased by each of them, as shown in the foregoing table, bears to the 2,000,000 TIMES initially offered.

             The Seller have agreed that, during the period beginning from the date of this Prospectus and continuing to and including the date 90 days after the date of this Prospectus, the Seller will not offer, sell, contract to sell or otherwise dispose of any Common Stock or other securities of the Company which are substantially similar to the Common Stock or which are convertible or exchangeable into Common Stock or other securities which are substantially similar to the Common Stock, without the prior written consent of Bear, Stearns & Co. Inc. as representative of the Underwriters; provided, however, to the extent that the Seller borrows under a margin loan (which loan shall not be in excess of
          $[               ]) the foregoing restrictions shall not apply to
          those shares of Common Stock that are pledged by the Seller as collateral for such margin loan, provided, further, that the foregoing restrictions shall not apply to pledges of Common Stock as collateral pursuant to any margin loans existing on the date of this Prospectus.

             The TIMES will be a new issue of securities with no established trading market. Application has been made to list the TIMES on the ASE. The Underwriters have advised the Company that they intend to make a market in the TIMES, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the TIMES.

             The Seller has agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act. The [Underwriters] have agreed to pay certain expenses of the Trust.

             Until distribution of the TIMES is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the TIMES or shares of Common Stock. As an exception to these rules, Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the "Underwriters") are permitted to engage in certain transactions to stabilize the price of the TIMES or the Common Stock. Such transactions consist of bids or offers for the purpose of pegging, fixing or maintaining the price of the TIMES or the Common Stock.

             If the Underwriters create a short position in the TIMES in connection with the Offering, i.e., if they sell more TIMES than are set forth on the cover page of this Prospectus, the Underwriters may reduce that short position by purchasing TIMES in the open market. The Underwriters may also elect to reduce any short position by exercising all or part of the over-allotment option described above.




             The Underwriters may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Underwriters purchase TIMES in the open market to reduce the Underwriters' short position or to stabilize the price of the TIMES, they may reclaim the amount of the selling concession to any of the Underwriters and any selling group members who sold those TIMES as part of the Offering.

             The purchase of a TIMES for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty might also have an effect on the price of a security to the extent that it were to discourage resales of such securities.

             Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the TIMES or on the Common Stock. In addition, neither the Trust nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

             Certain of the Underwriters render investment banking and other financial services to the Company and/or the Seller from time to time. In addition, in February 1996 and January 1997, Bear, Stearns & Co. Inc. acted as managing underwriter for the Company's initial public offering and secondary offering respectively. In August 1996, Bear, Stearns & Co. Inc. acted as one of the initial purchasers in the Company's convertible notes offering. From November 1995 through June 1997 Bear, Stearns & Co. Inc. acted as co-placement agent for seven securitization transactions for the Company. In addition, Sheldon I. Stein, a Senior Managing Director of Bear, Stearns & Co. Inc., is a director of the Company.



                            VALIDITY OF TIMES


             The validity of the TIMES will be passed upon for the Trust and the Underwriters by their counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022.


                                 EXPERTS


             The financial statement included in this Prospectus has been audited by Deloitte & Touche LLP independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


                       FURTHER INFORMATION


             The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act, with respect to the TIMES offered hereby. Further information concerning the TIMES and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. In addition, the Registration Statement may be accessed electronically at the Commission's site on the World Wide Web located at http://www.sec.gov.



                          REPORT OF INDEPENDENT ACCOUNTANTS




          FIRSTPLUS FINANCIAL GROUP, INC.
          MANDATORY COMMON EXCHANGE TRUST
          STATEMENT OF ASSETS AND LIABILITIES
          [                ]
          ASSETS

          Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . $100,000

             Total Assets . . . . . . . . . . . . . . . . . . . . . $100,000

                                      LIABILITIES

                        . . . . . . . . . . . . . . . . . . . . . $        0

          NET ASSETS

          Balance applicable to 1 TIMES outstanding . . . . . . . . $100,000

          Net asset value per TIMES . . . . . . . . . . . . . . . . $100,000

          _____________________________

          The Amended and Restated Trust Agreement provides that prior to the offering, the Trust will split the outstanding TIMES to be effected on the date that the price and underwriting discount of the TIMES being offered to the public is determined, but prior to the sale of the TIMES to Bear, Stearns & Co. Inc. and Salomon Brothers Inc. The initial TIMES will be split into the smallest whole number of TIMES that would result in the per TIMES amount recorded as shareholders, equity after effecting the split not exceeding the Public Offering price per TIMES .



             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY TIMES OTHER THAN THE TIMES TO WHICH IT RELATES OR ANY OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY SUCH TIMES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

          --------------

          TABLE OF CONTENTS

                                                                 PAGE
                   Prospectus Summary  . . . . . . . . . . . .
                   The Trust . . . . . . . . . . . . . . . . .
                   Use of Proceeds . . . . . . . . . . . . . .

                   Investment Objective and Policies . . . . .
                   Risk Factors  . . . . . . . . . . . . . . .
                   Description of the TIMES  . . . . . . . . .
                   Management and Administration of the Trust
                   Certain Federal Income Tax Considerations .
                   Underwriting  . . . . . . . . . . . . . . .

                   Validity of TIMES . . . . . . . . . . . . .
                   Experts . . . . . . . . . . . . . . . . . .
                   Further Information . . . . . . . . . . . .
                   Report of Independent Accountants . . . . .
                   Statement of Assets and Liabilities . . . .

             UNTIL [                       ] (25 DAYS AFTER THE DATE OF THIS
          PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THE TIMES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.



                         FIRSTPLUS FINANCIAL GROUP, INC.
                    MANDATORY COMMON EXCHANGE TRUST
          TRUST ISSUED MANDATORY EXCHANGEABLE SECURITIES (TIMES)


                              ------------

                              PROSPECTUS

                              -----------

          Joint Book-Running Managers

          Bear, Stearns & Co. Inc.                      Salomon Brothers Inc





* Pursuant to the General Instructions of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.


                                  PART C
[/R]

                             OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements


     *Part A - Report of Independent Accountants.
               Statement of Assets and Liabilities.

     Part B - None.


(b)  Exhibits:


2.a.(i)   Form of Declaration of Trust


2.a.(ii)  Certificate of Trust


*2.d      Form of Specimen Certificate of Mandatory Exchange Security


*2.h      Form of Underwriting Agreement

*2.j      Form of Custodian Agreement


*2.k(i)   Form of Administration Agreement

*2.k(ii)  Form of Paying Agent Agreement

*2.k(iii) Form of Purchase Agreement

*2.k(iv)  Form of Collateral Agreement


*2.l      Opinion and Consent of Counsel to the Trust


*2.n(i)   Tax Opinion of Counsel to the Trust (Consent contained in
          Exhibit 2.n.i)

*2.n(iii) Consent of Independent Public Accountants

*2.n(iv)  Consents to Being Named as Trustee


*2.p      Form of Subscription Agreement


_______________


*    To be furnished by amendment.

Item 25.  Marketing Arrangements


See the form of Underwriting Agreement to be filed as Exhibit 2.h to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees  . . . . . . . . . . . . . . .     $27,560

American Stock Exchange listing fee  . . . . . .        *

Printing (other than certificates) . . . . . . .        *

Engraving and printing certificates  . . . . . .        *

Fees and expenses of qualification under
  state securities laws (excluding fees
  of counsel)  . . . . . . . . . . . . . . . . .        *

Accounting fees and expenses . . . . . . . . . .        *

Legal fees and expenses  . . . . . . . . . . . .        *

NASD fee . . . . . . . . . . . . . . . . . . . .        *

Miscellaneous  . . . . . . . . . . . . . . . . .        *

     Total . . . . . . . . . . . . . . . . . . .     $27,560


__________

*    To be furnished by amendment.

Item 27.  Person Controlled by or under Common Control with Registrant


Prior to October 4, 1996 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscription Agreement for _____ TIMES with Bear, Stearns & Co. Inc. and Salomon Brothers Inc and an Underwriting Agreement with respect to _____ TIMES with the Underwrit-ers.


Item 28.  Number of Holders of TIMES


                                                    Number of
Title of class                                    Record Holders

Mandatory Exchange Securities                          0


Item 29.  Indemnification


The Underwriting Agreement, filed as Exhibit 2.h to this Registration Statement, provides for indemnification to the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

Insofar as indemnification for liabilities arising under the Act, may be permitted to trustees, officers and controlling persons of the Regis-trant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or control-ling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.  Business and Other Connections of Investment Adviser

          Not Applicable

Item 31.  Location of Accounts and Records


The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Bear, Stearns & Co. Inc., 245 Park
Avenue, New York, New York  10167 and at the offices of           , the
Registrant's Administrator, Custodian, paying agent, transfer agent and registrar.


Item 32.  Management Services


          Not Applicable


Item 33.  Undertakings


(a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registra-tion Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Regis-trant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


                                 SIGNATURE

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the _____th day of __________, 199__.


                              MANDATORY COMMON EXCHANGE TRUST


                             By: ______________________________
                                  Wesley M. Jones, Trustee

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Name                           Title                    Date


____________________     Principal Executive      July __, _____
Wesley M. Jones          Officer, Principal
                         Financial Officer,
                         Principal Accounting
                         Officer, and Trustee



                               EXHIBIT INDEX

                                                Sequential
  Exhibit                                          Page
  Number               Description                Number

2.a.(i)             Declaration of Trust

2.a.(ii)            Certificate of Trust


*2.d                Form of Specimen
                    Certificate of Trust
                    Issued Mandatory Exchange
                    Securities


*2.h                Form of Underwriting
                    Agreement

*2.j                Form of Custodian
                    Agreement

*2.k.(i)            Form of Administration
                    Agreement

*2.k.(ii)           Form of Paying Agent
                    Agreement


*2.k.(iii)          Form of Purchase Agreement

*2.k.(iv)           Form of Collateral
                    Agreement

*2.l                Opinion and Consent
                    of Counsel to the Trust

*2.n.(i)            Tax Opinion of Counsel
                    to the Trust (Consent contained
                    in Exhibit 2.n.i)

*2.n.(iii)          Consent of Independent
                    Public Accountants


*2.n.(iv)           Consents to Being Named
                    as Trustee

*2.p                Form of Subscription Agreement

_______________

*    To be furnished by amendment.